SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 9, 2002

                                  VIZACOM, INC
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             (Exact Name of Registrant as Specified in its Charter)




       Delaware                        1-14076                  22-3270045
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                         Identification No.)


   3512 Veterans Memorial Highway
        Bohemia, New York                                        11716
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(Address of Principal Executive Offices)                      (Zip Code)


(Registrant's telephone number, including area code): 631-981-5500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.
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         On September 9, 2002,  Vizacom,  Inc.  (the  "Company")  issued a press release announcing the delisting of its shares from the NASDAQ SmallCap Market.

         A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
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         Exhibit No.                Description
         -----------                -----------

             99 Press Release of the Company dated September 9, 2002, announcing the delisting of its shares from the NASDAQ SmallCap Market.






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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 9, 2002                       VIZACOM, INC.


                                               By:  /s/ Alan W. Schoenbart
                                                  -----------------------------
                                                  Alan W. Schoenbart
                                                  Chief Financial Officer






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


                                  EXHIBIT INDEX


         Exhibit No.                Description
         -----------                -----------

             99                     Press Release of the Company dated September
                                    9, 2002.

















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